Exhibit 2.4

LIMITED LIABILITY PARTNERSHIP

EXECUTION COPY

ABB INTERNATIONAL FINANCE LIMITED ABB FINANCE INC. ABB CAPITAL B.V. PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS as issuers

SUPPLEMENTAL FISCAL AGENCY AGREEMENT

11 June 2002

CONTENTS

SECTION

1.	Definitions

2.	Amendments

3.	Amendments To The Fiscal Agency Agreement

4.	Governing Law And Jurisdiction

5.	Contracts (Third Party Rights) Act 1999

THIS SUPPLEMENTAL FISCAL AGENCY AGREEMENT is made as of 11 June 2002 and supplements the amended and restated fiscal agency agreement dated 30 May 2001 (the “Fiscal Agency Agreement”).

BETWEEN:

(1)         ABB INTERNATIONAL FINANCE LIMITED (“AIFLTD”), ABB FINANCE INC. (“AFI”) and ABB CAPITAL B.V. (“ACBV”) (the “Issuers” and each an “Issuer”, which expression shall, where the context so permits, include any Further Issuer as defined in Clause 16.1 of the Fiscal Agency Agreement);

(2)         BANQUE GENERALE DU LUXEMBOURG S.A. in its capacities as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Banque Générale du Luxembourg S.A. in its capacity as such) and principal registrar (the “Principal Registrar”, which expression shall include any successor to Banque Générale du Luxembourg S.A. in its capacity as such);

(3)         JPMORGAN CHASE BANK in its capacity as alternative registrar (the “Alternative Registrar”, which expression shall include any successor to JP Morgan Chase Bank in its capacity as such); and

(4)         BANQUE MEESPIERSON BGL S.A. in its capacity as paying agent (the “Paying Agents”, which expression shall include the Fiscal Agent and any substitute or additional paying agents appointed in accordance herewith).

WHEREAS:

(A)        The Issuers established a programme (the “Programme”) for the issuance of debt instruments (the “Instruments”) having any maturity up to thirty years, subject to compliance with all legal and/or regulatory requirements in connection with which they entered into a dealership agreement (the “Dealership Agreement”) dated 10 March 1993 and amended and restated on 11 June 2002 and made between the Issuers, ABN AMRO Bank N.V., Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, Goldman Sachs International, Lehman Brothers International (Europe), J.P. Morgan Securities Ltd., Morgan Stanley & Co. International Limited, Société Générale and UBS AG, acting through its business group UBS Warburg, (the “Dealers”, which expression shall include any substitute or additional dealers appointed in accordance with the Dealership Agreement).  In respect of bearer Instruments issued in temporary global or permanent global form, each of the Issuers have executed and delivered a deed of covenant (the “Deeds of Covenant”) each dated 10 March 1993.

(B)         Instruments may be issued on a listed or unlisted basis.  Each of the Issuers has made an application to the Luxembourg Stock Exchange (the “Luxembourg Stock Exchange”) for Instruments issued by it under the Programme to be listed on the Luxembourg Stock Exchange, in connection with which application an information memorandum dated 11 June 2002 has been prepared to permit Instruments to be so listed during the period of twelve months or such other period as may be allowed by the relevant Stock Exchange from the date of such information memorandum.

(C)        The parties hereto have agreed to certain amendments to the Fiscal Agency Agreement.

IT IS AGREED as follows:

1.           DEFINITIONS

Save where contrary is indicated or the context otherwise requires, any term defined in the Fiscal Agency Agreement shall have the same meaning herein.

2.           AMENDMENTS

With effect from the date of this Supplemental Fiscal Agency Agreement, the Fiscal Agency Agreement shall be amended so as to conform with the amendments contained herein.  Thereafter, without prejudice to any existing rights and obligations, the Fiscal Agency Agreement as so amended shall continue in full force and effect.

3.           AMENDMENTS TO THE FISCAL AGENCY AGREEMENT

The Fiscal Agency Agreement shall be amended as follows:

(i)              All references to the information memorandum dated 30 May 2001 shall be deemed to be references to the information memorandum dated 11 June 2002.

(ii)             All references to “Chase Manhattan Bank” shall be deleted and replaced by “JPMorgan Chase Bank”.

(iii)            The First, Second, Third, Fourth and Eighth Schedules shall be replaced by the new First, Second, Third, Fourth and Eighth Schedules attached hereto as Schedule 1, Schedule 2, Schedule 3, Schedule 4 and Schedule 5.

4.           GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by, and shall be construed in accordance with, English law and the provisions of Clause 18 of the Fiscal Agency Agreement shall apply mutatis mutandis to this Agreement.

5.           CONTRACTS (THIRD PARTY RIGHTS) ACT 1999

The parties to this Supplemental Fiscal Agency Agreement have agreed that the Contracts (Third Party Rights) Act 1999 (the “Act”) shall not apply to this Supplemental Fiscal Agency Agreement and, therefore, a person who is not a party to this Supplement Fiscal Agency Agreement has no right under the Act to enforce any term of this Supplemental Fiscal Agency Agreement.

SCHEDULE 1

THE FIRST SCHEDULE

FORM OF TEMPORARY GLOBAL INSTRUMENT

Series Number: [ ]	Serial Number: [ ]

THE SECURITIES REPRESENTED BY THIS TEMPORARY GLOBAL INSTRUMENT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[ABB INTERNATIONAL FINANCE LIMITED
(incorporated with limited liability in Guernsey)]

[ABB FINANCE INC.
(incorporated in the State of Delaware with limited liability)]

[ABB CAPITAL B.V.
(incorporated in The Netherlands with limited liability and having its statutory domicile at Amsterdam)]

TEMPORARY GLOBAL INSTRUMENT
representing up to
[Aggregate principal amount of Tranche]
[Title of Instruments]

This Temporary Global Instrument is issued in respect of an issue of [description of Instruments including aggregate principal amount of Tranche] (the “Instruments”) by [                              ] (the “Issuer”).

The Issuer for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the information memorandum prepared by the Issuer and dated 11 June 2002 and the pricing supplement prepared in relation to the Instruments (“Pricing Supplement”)] to pay to the bearer upon presentation and, if appropriate, surrender hereof on [maturity date] [by [   ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](1) or on such earlier date as the same may become payable in accordance therewith the principal amount of [aggregate principal amount of Tranche] (as reduced from time to time in accordance with such terms and conditions) or such lesser amount as is equal to the outstanding principal amount of the Instruments represented by this Temporary Global Instrument or such other redemption amount as may be specified

(1)     Insert only where Instruments are Instalment Instruments.

therein [and to pay in arrear on the dates specified therein interest on the principal amount hereof from time to time at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

Except as specified herein, the bearer of this Temporary Global Instrument is entitled to the benefit of the terms and conditions referred to above and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby except that the bearer of this Temporary Global Instrument shall not prior to the Exchange Date (defined below) be entitled to receive payment of [the principal of or] interest on the Instruments except to the extent that, upon due presentation and surrender of this Temporary Global Instrument for exchange, delivery of the Permanent Global Instrument, or as the case may be Definitive Instruments or Registered Instruments is improperly withheld or refused, and all payments under and to the bearer of this Temporary Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

This Temporary Global Instrument is exchangeable in whole or in part for a permanent global instrument (the “Permanent Global Instrument”) representing the Instruments and in substantially the form (subject to completion) set out in the Second Schedule to a fiscal agency agreement dated 10 March 1993 and amended and restated on 30 May 2001 (as further supplemented, amended or replaced, the “Fiscal Agency Agreement”) and made between the Issuer and Banque Générale du Luxembourg S.A., in its capacity as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Banque Générale du Luxembourg S.A. in its capacity as such), Banque Générale du Luxembourg S.A. as principal registrar and certain other financial institutions named therein or, if so specified in the Pricing Supplement, for definitive instruments (“Definitive Instruments”) in substantially the form (subject to completion) set out in the Third Schedule to the Fiscal Agency Agreement [or for registered instruments (“Registered Instruments”) in substantially the form (subject to completion) set out in the Fourth Schedule to the Fiscal Agency Agreement].  An exchange for a Permanent Global Instrument or Definitive Instruments [or Registered Instruments](2) will be made only on or after the date (the “Exchange Date”) which is 40 days after the later of the date of issue of this Temporary Global Instrument and the completion (as notified to the Fiscal Agent by the Issuer) of the distribution of the Instruments represented by this Temporary Global Instrument and upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and upon and to the extent only of delivery to the Fiscal Agent of a certificate or certificates issued by the Euroclear System or Clearstream, Luxembourg, or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.  [An exchange for Registered Instruments will be made at any time upon presentation or, as the case may be, surrender of this Temporary Global Instrument to

(2)     Insert only in the case of a Series comprising both Bearer and Registered Instruments issued by ABB Finance Inc. if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

the Fiscal Agent at its specified office.](3)  [Any Registered Instruments shall be made available in exchange in accordance with the terms and conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement (which shall apply as if the bearer of this Temporary Global Instrument were the bearer of the Instruments represented hereby).](4)  Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of the Temporary Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and upon and to the extent only of delivery to the Fiscal Agent of a certificate or certificates issued by the Euroclear System or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

In the event that (i) this Temporary Global Instrument is not duly exchanged, whether in whole or in part, for a Permanent Global Instrument or, as the case may be, Definitive Instruments [or Registered Instruments]6 by 6.00 p.m. (London time) on the thirtieth day after the time at which the preconditions to such exchange are first satisfied or (ii) any Instrument represented hereby becomes immediately redeemable following the occurrence of an Event of Default in relation thereto and is not duly redeemed (and the funds required for such redemption are not available to the Fiscal Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the thirtieth day after the time at which such Instruments become immediately redeemable, then this Temporary Global Instrument will become void and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person having an interest in this Temporary Global Instrument immediately prior to it becoming void may have under a deed of covenant dated 10 March 1993 and executed by the Issuer in respect of the Instruments).

[On any occasion on which a payment of interest is made in respect of this Temporary Global Instrument, the Issuer shall procure that the Paying Agent to which such Temporary Global Instrument is presented notes the same on the Schedule hereto.]

On any occasion on which a payment of principal or redemption amount is made in respect of this Temporary Global Instrument or on which this Temporary Global Instrument is exchanged in whole or in part as aforesaid or on which Instruments represented by this Temporary Global Instrument are to be cancelled, the Issuer shall cause the Paying Agent to which such Temporary Global Instrument is presented to procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive [or registered form](4) or which are exchanged for a permanent global instrument or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above)

(3)     Insert only in the case of a Series comprising both Bearer and Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V. (and not ABB Finance Inc.) if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

(4)     Insert only in the case of a Series comprising both Bearer and Registered Instruments if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Instrument shall for all purposes be as most recently so noted.

This Temporary Global Instrument is governed by, and shall be construed in accordance with, English law.

This Temporary Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Banque Générale du Luxembourg S.A. as fiscal agent.

AS WITNESS the manual signature of two duly authorised officers on behalf of the Issuer.

[                              ]               [                              ]

By:	[manual signature]	By: [manual signature]
	(duly authorised)	(duly authorised)

ISSUED in [          ] as of [          ] [   ]

AUTHENTICATED for and on behalf of
BANQUE GÉNÉRALE DU LUXEMBOURG S.A.

as fiscal agent

By:	[manual signature]
(duly authorised)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](5)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](6)

(5)     Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(6)     Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

THE SCHEDULE

Payments, Delivery of Definitive Instruments or Registered Instruments,
Exchange for Permanent Global Instrument and
Cancellation of Instruments

Date of payment, delivery or cancellation	Amount of interest then paid	Amount of principal or, as the case may be, redemption amount then paid	Aggregate principal amount of Definitive or Registered Instruments then delivered	Aggregate principal amount of this Temporary Global Instrument then exchanged for the Permanent Global Instrument	Aggregate principal amount of Instruments then cancelled	Remaining principal amount of this Temporary Global Instrument	Authorised signature of the Fiscal Agent and/or the Registrar

ANNEX I

[Form of certificate to be given in relation to exchanges of this Temporary Global Instrument for a Permanent Global Instrument or Definitive Instruments or Registered Instruments issued by ABB Finance Inc.  This Certificate is not required for Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V.:]

[Name of Issuer]

[Aggregate principal amount and title of Instruments]

(the “Securities”)

[This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Fiscal Agency Agreement as of the date hereof, [   ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates the income of which is subject to United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and with respect to which one or more United States persons have the authority to control all substantial decisions or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) (“financial institutions”)) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.](7)

This is [also](7) to certify with respect to [          ] principal amount of the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

[As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its possessions include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.](7)

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection [with certain tax laws and, if applicable,](7) certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:       [          ](8)

[Euroclear Bank S.A./N.V., as operator of the Euroclear System/Clearstream Banking, société anonyme ]

By:          [authorised signature]

(7)     Delete this paragraph or provision in the case of exchanges of the Temporary Global Instrument for Registered Instruments issued by ABB Finance Inc.

(8)     To be dated not earlier than the Exchange Date.

ANNEX II

[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

[Name of Issuer]

[Aggregate principal amount and title of Instruments]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Fiscal Agency Agreement as of the date hereof, [   ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates or trust the income of which is subject to United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and with respect to which one or more United States persons have the authority to control all substantial decisions or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) (“financial institutions”)) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

This is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its possessions include Puerto Rico, the U.S.

Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:       [             ](9)

[Euroclear Bank S.A./N.V., as operator of the Euroclear System/Clearstream Banking, société anonyme ]

By:          [authorised signature]

(9)     To be dated not earlier than the relevant interest payment date.

ANNEX III

[Form of account-holder’s certification referred to in the preceding certificates:]

[Note: This certificate is not required for Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V.]

[Name of Issuer]

[Aggregate principal amount and title of Instruments]

(the “Securities”)

[This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates or trust the income of which is subject to the United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and with respect to which one or more United States persons have the authority to control all substantial decisions or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person (“United States persons”), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired above-captioned the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the above-captioned Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the above-captioned Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.](10)

[This is [] to certify that, except as set forth below, the above-captioned Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the U.S. Securities

(10)   Delete this paragraph or provision in the case of exchanges of the Temporary Global Instrument for Registered Instruments issued by ABB Finance Inc.

Act of 1933, as amended (the “Act”)].  As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.](11)

[This is also to certify that, except as set further below, the above-captioned Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. persons resident outside the United States who purchased the Securities in transactions outside the United States in accordance with Regulation S under the U.S. Securities Act of 1933, as amended the (“Act”).  As used in this paragraph the terms “U.S. person” and “United States” have the meanings given to them by Regulation S under the Act.](12)

[As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.](10)

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [    ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with [certain tax laws and, if applicable,](12) certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:       [          ](13)

[Account-holder] as or as agent for the beneficial owner of the Instruments.

By:          [authorised signature]

(11)   To be used solely in the case of Instruments issued by ABB Finance Inc.

(12)   To be used in the case of Instruments issued by ABB International Finance Limited or ABB Capital B.V.

(13)   To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

SCHEDULE 2

THE SECOND SCHEDULE

FORM OF PERMANENT GLOBAL INSTRUMENT

Series Number: [ ]	Serial Number: [ ]

THE SECURITIES REPRESENTED BY THIS PERMANENT GLOBAL INSTRUMENT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[ABB INTERNATIONAL FINANCE LIMITED

(incorporated with limited liability in Guernsey)]

[ABB FINANCE INC.

(incorporated in the State of Delaware with limited liability)]

[ABB CAPITAL B.V.

(incorporated in The Netherlands with limited liability and having its statutory domicile at Amsterdam)]

PERMANENT GLOBAL INSTRUMENT
representing up to

[Aggregate principal amount of Tranche]
[Title of Instruments]

This Permanent Global Instrument is issued in respect of an issue of [description of Instruments including aggregate principal amount of Tranche] (the “Instruments”) by [                              ] (the “Issuer”).

The Issuer for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the information memorandum prepared by the Issuer and dated 11 June 2002 and the pricing supplement prepared in relation to the Instruments (“Pricing Supplement”)], to pay to the bearer upon presentation and, if appropriate, surrender hereof on [maturity date] [by [   ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](14) or on such earlier date as the same may become payable in accordance therewith the principal amount of [aggregate principal amount of Tranche] (as reduced from time to time in accordance with such terms and conditions) or such lesser amount as is equal to the outstanding principal amount of the Instruments represented by this Permanent Global Instrument or such other redemption amount as may be specified

(14)   Insert only where Instruments are Instalment Instruments.

therein [and to pay in arrear on the dates specified therein interest on the principal amount hereof from time to time at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

The bearer of this Permanent Global Instrument is entitled to the benefit of the terms and conditions referred to above and the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Permanent Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

This Permanent Global Instrument will be exchangeable for definitive Instruments (“Definitive Instruments”) in substantially the form (subject to completion) set out in the Third Schedule to a fiscal agency agreement dated 10 March 1993 and amended and restated on 30 May 2001 (as further supplemented, amended or replaced, the “Fiscal Agency Agreement”) and made between the Issuer and Banque Générale du Luxembourg S.A. in its capacity as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Banque Générale du Luxembourg S.A. in its capacity as such), Banque Générale du Luxembourg S.A. as principal registrar and certain other financial institutions [or for registered instruments (“Registered Instruments”) in substantially the form (subject to completion) set out in the Fourth Schedule to the Fiscal Agency Agreement or for a combination of Definitive Instruments and Registered Instruments](15) (a) if Euroclear Bank S.A./N.V., as operator of the Euroclear System (the “Euroclear System”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; (b) if any of the Instruments represented hereby becomes due and payable following an Event of Default (as defined in Condition 7) of the terms and conditions referred to above; or (c) at the option of the bearer hereof acting on behalf of the relevant beneficial owners of the interests in this Permanent Global Instrument and at the expense of such beneficial owners, and, in each case, upon the request of the bearer hereof on behalf of the relevant beneficial owners of the interests in this Permanent Global Instrument and at the expense of such beneficial owners.  In order to make such request, the bearer hereof must, not less than forty-five days before the date upon which the delivery of such Definitive Instruments [and/or Registered Instruments](17) is required, deposit this Permanent Global Instrument with the Fiscal Agent at its specified office with the form of exchange notice endorsed hereon duly completed.  On an exchange of the whole of this Permanent Global Instrument, this Permanent Global Instrument shall be surrendered to the Fiscal Agent.  [Any Registered Instruments shall be made available in exchange in accordance with the terms and conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement (which shall apply as if the bearer of this Permanent Global Instrument were the bearer of the Instruments represented hereby).](17)  Any Definitive Instruments will be made available for collection by the persons entitled thereto at the specified office of the Fiscal Agent.  If default is made by the Issuer in the required delivery of such Definitive Instruments [and/or, as the case may be, Registered

(15)   Insert only in the case of a Series comprising both Bearer and Registered Instruments if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

Instruments](17) and such default is continuing at 6.00 p.m. (London time) on the thirtieth day after the day on which the relevant notice period expires, then this Permanent Global Instrument will become void and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person(s) having an interest in this Permanent Global Instrument immediately prior to it becoming void may have under a deed of covenant dated 10 March 1993 and executed by the Issuer in respect of the Instruments).

[On any occasion on which a payment of interest is made in respect of this Permanent Global Instrument, the Issuer shall procure that the Paying Agent to which this Permanent Global Instrument is presented notes the same on the Schedule hereto].

On any occasion on which a payment of principal or redemption amount is made in respect of this Permanent Global Instrument or on which this Permanent Global Instrument is exchanged as aforesaid or on which any Instruments represented by this Permanent Global Instrument are to be cancelled, the Issuer shall cause the Paying Agent to which this Permanent Global Instrument is presented to procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive [or registered form](17) or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently so noted.

Insofar as the Temporary Global Instrument by which the Instruments were initially represented has been exchanged in part only for this Permanent Global Instrument and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Instrument, then upon presentation of this Permanent Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and to the extent that the aggregate principal amount of such Temporary Global Instrument is then reduced by reason of such further exchange, the Issuer shall cause the Fiscal Agent to procure that (i) the aggregate principal amount of the Instruments in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently noted.

This Permanent Global Instrument is governed by, and shall be construed in accordance with, English law.

This Permanent Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Banque Générale du Luxembourg S.A. as fiscal agent.

AS WITNESS the manual signature of two duly authorised officers on behalf of the Issuer.

[ ]		[ ]

By:	[manual signature]	By:	[manual signature]
	(duly authorised)		(duly authorised)

ISSUED in [          ] on [          ] [  ]

AUTHENTICATED for and on behalf of

BANQUE GÉNÉRALE DU LUXEMBOURG S.A.

as fiscal agent

By:	[manual signature]
(duly authorised)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](16)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](17)

(16)   Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(17)   Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

THE SCHEDULE

Payments, Delivery of Definitive or Registered Instruments, Further Exchanges of the
Temporary Global Instrument and Cancellation of Instruments

Date of payment, delivery, further exchange of Temporary Global Instrument or cancellation	Amount of interest then paid	Amount of principal or, as the case may be, redemption amount then paid	Aggregate principal amount of exchanges for Definitive Instruments or Registered Instruments then delivered	Aggregate principal amount of Instruments then cancelled	Aggregate principal amount of exchanges for further exchanges of Temporary Global Instrument	Current principal amount of this Permanent Global Instrument	Authorised signature of the Fiscal Agent and/or the Registrar

EXCHANGE NOTICE

                          , being the bearer of this Permanent Global Instrument at the time of its deposit with the Fiscal Agent at its specified office for the purposes of the Instruments, hereby exercises the option set out above to have this Permanent Global Instrument exchanged in whole or in part for Instruments in [definitive/registered form/[    ] in aggregate principal amount of Instruments in definitive form and [   ] in aggregate principal amount of Instruments in registered form]* and directs that such Instruments in definitive form be made available for collection by it from the Fiscal Agent’s specified office and that such Instruments in registered form be made available in accordance with the terms and conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement.

By:
(duly authorised)

*              Delete and complete, as appropriate

SCHEDULE 3

THE THIRD SCHEDULE

FORM OF DEFINITIVE INSTRUMENT (“ISMA” FORMAT)

[On the face of the Instrument:]

[<9999999+AAXXXXXXXXX9+XX+999999>]

[Denomination]

THIS INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[ABB INTERNATIONAL FINANCE LIMITED

(incorporated with limited liability in Guernsey)]

[ABB FINANCE INC.

(incorporated in the State of Delaware with limited liability)]

[ABB CAPITAL B.V.

(incorporated in The Netherlands with limited liability and having its statutory domicile at Amsterdam)]

[Aggregate principal amount of Tranche]

[Title of Instruments]

[                              ] (the “Issuer”) for value received promises, all in accordance with the terms and conditions [endorsed hereon/attached hereto] [and the pricing supplement referred to therein and prepared in relation to the Instruments (“Pricing Supplement”)] to pay to the bearer upon presentation and, if appropriate, surrender hereof on [maturity date] [by [   ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](18) or on such earlier date as the same may become payable in accordance therewith the principal amount of:

[denomination in words and numerals]

[(, in the case of payment on such earlier date, as reduced from time to time in accordance with such terms and conditions)](19) or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount

(18)   Insert only where Instruments are Instalment Instruments.

[(as reduced from time to time in accordance with such terms and conditions)](19) at the rate or rates specified therein, all subject to and in accordance with such terms and conditions].

[This [title of Instrument] shall not/Neither this [title of Instrument] nor any of the interest coupons appertaining hereto shall] be valid for any purpose until this [title of Instrument] has been authenticated for and on behalf of Banque Générale du Luxembourg S.A. as fiscal agent.

This [title of Instrument] is governed by, and shall be construed in accordance with, English law.

AS WITNESS the facsimile signature of two duly authorised officers on behalf of the Issuer.

[                              ]               [                              ]

By:	[facsimile signature]	By:	[facsimile signature]
	(duly authorised)		(duly authorised)

ISSUED in [          ] as of [        ] [  ]

AUTHENTICATED for and on behalf of

BANQUE GÉNÉRALE DU LUXEMBOURG S.A.

as fiscal agent

without recourse, warranty or liability

By:	[manual signature]
(duly authorised)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](19)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN

(19)   Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](20)

(20)   Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[On the reverse of the Instruments:]

TERMS AND CONDITIONS

[As contemplated in the Information Memorandum and as amended by the relevant Pricing Supplement]

[At the foot of the Terms and Conditions:]

FISCAL AGENT

Banque Générale du Luxembourg S.A.

50, Avenue J.F. Kennedy

L-2951 Luxembourg

PAYING AGENT

Banque MeesPierson BGL S.A.

57 Rennweg

CH-8023 Zurich

Switzerland

Forms of Coupons

[On the front of Coupon:]

[Attached to the Instruments (interest-bearing, fixed rate and having Coupons):]

[Issuer]

[Amount and title of Instruments]

Coupon for [      ] due on [            ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached to the [title of Instrument] to which this Coupon appertains [and the pricing supplement referred to therein], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the specified office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

[The attention of Couponholders is drawn to condition 9A.06 of the terms and conditions.  The Instrument to which this Coupon appertains may in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon.  In such event, the Paying Agent to which such Instrument is presented for redemption may determine, in accordance with the aforesaid condition 9A.06 that this Coupon is to become void.]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](21)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](22)

(21)   Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(22)   Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[<99+9999999+AAXXXXXXXXX9+XX+999999>]

[Attached to the Instrument (interest-bearing, floating rate and having Coupons):]

[Issuer]

[Amount and title of Instruments]

Coupon for the amount of interest due on [          ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached to] the [title of Instrument] to which this Coupon appertains [and the pricing supplement referred to therein], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the specified office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

The Instrument to which this Coupon appertains may, in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon.  In such event, this Coupon will become void and no payment will be made in respect hereof.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](23)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](24)

[<99+9999999+AAXXXXXXXXX9+XX+999999>]

(23)   Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(24)   Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[On the reverse of each Coupon:]

FISCAL	Banque Générale du Luxembourg S.A.
AGENT:	50 Avenue J.F. Kennedy
L-2951 Luxembourg

PAYING	Banque MeesPierson BGL S.A.
AGENT:	57 Rennweg
CH-8023 Zurich
Switzerland

Form of Talon

No

[                ]

[Amount and title of Instruments]

Talon for further Coupons

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](25)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](26)

After all the Coupons appertaining to the Instrument to which this Talon appertains have matured further Coupons [(including, where appropriate, a Talon for further Coupons)] will be issued at the specified office of the Fiscal Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the terms and conditions [endorsed on/attached to] the [title of Instrument] to which this Talon appertains [and the pricing supplement referred to therein] (which shall be binding on the holder of this Talon whether or not it is for the time being attached to such [title of Instrument])) upon production and surrender of this Talon upon and subject to such terms and conditions.  The initial Paying Agents and their specified offices are set out on the reverse hereof.

Under the said terms and conditions, such Instrument may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.

[Issuer]

(25)   Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(26)   Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

SCHEDULE 4

THE FOURTH SCHEDULE

FORM OF REGISTERED INSTRUMENT

ISIN Number: [       ]             Series Number: [       ]           Serial Number: [       ]

THIS INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[ABB INTERNATIONAL FINANCE LIMITED

(incorporated with limited liability in Guernsey)]

[ABB FINANCE INC.

(incorporated in the State of Delaware with limited liability)]

[ABB CAPITAL B.V.

(incorporated in The Netherlands with limited liability and having its statutory domicile at Amsterdam)]

[Aggregate principal amount of Tranche]

[Title of Instruments]

[                              ] (the “Issuer”) for value received promises, all in accordance with the terms and conditions [endorsed hereon/attached hereto] [and the pricing supplement referred to therein and prepared in relation to the Instruments (“Pricing Supplement”)], to pay to                                                                                                          of

(being the person registered in the register referred to below or, if more than one person is so registered, the first-named of such persons) on [maturity date] [by [   ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](27) or on such earlier date as the same may become payable in accordance therewith the principal sum of                                                                              [(, in the case of payment on such earlier date, as reduced in accordance with such terms and conditions)](34) or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount [(as reduced in accordance with such terms and conditions)](34) at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

(27)   Insert only where Instruments are Instalment Instruments.

The statements set forth in the legend, if any, set forth above are an integral part of the terms of this Instrument and by acceptance hereof each holder of this Instrument agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Instrument is evidence of entitlement only.  Title to the Instrument passes only on due registration in the Register maintained by [                              ](28), as registrar, and only the duly registered holder or if more than one person is so registered, the first-named of such persons is entitled to payment in respect of this Instrument.

This Instrument is governed by, and shall be construed in accordance with, English law.

This Instrument shall not be valid for any purpose until this Instrument has been authenticated for and on behalf of [                                    ],(36) as registrar.

AS WITNESS the facsimile or manual signatures of two duly authorised officers of the Issuer.

[ ]	[ ]

By:	[manual/facsimile signature]	By:	[manual/facsimile signature]
	(duly authorised)		(duly authorised)

ISSUED in [              ] as of [              ] [ ]

AUTHENTICATED for and on behalf of

[                               ]

as registrar without recourse, warranty or liability

By:	[manual signature]
(duly authorised)

(28)   Insert name of the relevant Registrar.

FORM OF TRANSFER

FOR VALUE RECEIVED                              , being the registered holder of this [title of Instrument], hereby transfers to                                                                       of                                                                      ,                                   in principal amount of this [title of Instrument] and irrevocably requests and authorises [                                             ](29), in its capacity as registrar in relation to the [title of Instruments] (or any successor to [                                ](37), in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:	[manual signature]	[By:	[manual signature
	(duly authorised)		(duly authorised)]

Notes:

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Instrument.

(i)              A representative of such registered holder should state the capacity in which he signs e.g. executor.

(ii)             The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(iii)            Any transfer of [title of Instruments] shall be in an amount equal to the minimum denomination as may be specified in the relevant Pricing Supplement or an integral multiple thereof.

(29)   Insert name of the relevant Registrar

SCHEDULE 5

THE EIGHTH SCHEDULE

THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE REGISTRARS

The Fiscal Agent and Principal Registrar:

Banque Générale du Luxembourg S.A.
50, Avenue J.F. Kennedy
L-2951 Luxembourg

Telex:	3401 BGL lu
Fax:	+352 4242 4200
Attention:	Fiscal and Paying Agency Department

The other Paying Agent:

Banque MeesPierson BGL S.A.
57 Rennweg
CH-8023 Zurich
Switzerland

Telex:	BGL Zürich 813003 BGL CH
Fax:	+41 12119908

The Alternative Registrar:

JPMorgan Chase Bank
15th Floor
450 West 33rd Street
New York, N.Y. 10001 2697
United States of America

Telephone:	+1 212 946 3009
Fax:	+1 212 946 8177

Attention:	Manager, Institutional Trust Services

SIGNATURES

ABB INTERNATIONAL FINANCE LIMITED

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]	[ILLEGIBLE]

ABB FINANCE INC.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]	[ILLEGIBLE]

ABB CAPITAL B.V.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]	[ILLEGIBLE]

BANQUE GENERALE DU LUXEMBOURG S.A.
as Fiscal Agent and
Principal Registrar

By:	/s/ Jean Marie Moes	By:	/s/ Karine Antignac
Jean Marie MOES	Karine ANTIGNAC
Head of Back-Offices & Securities Handling	Head of Paying Agency Recovery

BANQUE MEESPIERSON BGL S.A.
as Paying Agent

By:	/s/ [ILLEGIBLE]	By:	/s/ Ch. Schenk
[ILLEGIBLE]	Ch. Schenk

JPMORGAN CHASE BANK
as Alternative Registrar

By:	/s/ Chris Knowles
Chris Knowles
Vice President